Exhibit 10.1

Execution Copy

FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”), dated effective as of July 24, 2008 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the various financial institutions parties hereto, as lenders (collectively, the “Lenders”), TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”). Terms defined in the Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

WITNESSETH

WHEREAS, the Borrower, the Lenders, the Agent and the Issuers have heretofore executed that certain Third Amended and Restated Credit Agreement, dated as of May 26, 2006, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 9, 2006, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 27, 2006, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 7, 2007, and as further amended by that certain Waiver and Fourth Amendment to Third Amended and Restated Credit Agreement dated as of November 6, 2007 (as so amended, and as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the “Credit Agreement”); and

WHEREAS, parties hereto hereby further intend to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.1.

(i) The definition of “Available Distribution Amount” is hereby amended by replacing the reference to “$30,000,000” with a reference to “$60,000,000”.

(ii) Clause (c) of the definition of “Base Rate Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) with respect to Revolving Loans, the applicable rate per annum equal to:

(i) one-eighth of one percent (0.125%) per annum when the Facility Usage on such day is less than fifty percent (50%) of the Borrowing Base on such day,

(ii) three-eighths of one percent (0.375%) per annum when the Facility Usage on such day is greater than or equal to fifty percent (50%) of the Borrowing Base on such day, but less than seventy-five percent (75%) of the Borrowing Base on such day,

(iii) five-eighths of one percent (0.625%) per annum when the Facility Usage on such day is greater than or equal to seventy-five percent (75%) of the Borrowing Base on such day, but less than ninety percent (90%) of the Borrowing Base on such day, and

(iv) three-fourths of one percent (0.75%) per annum when the Facility Usage on such day is greater than or equal to ninety percent (90%) of the Borrowing Base on such day.”

(iii) Clause (c) of the definition of “Eurodollar Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) with respect to Revolving Loans, the applicable rate per annum equal to:

(i) one and three-eighths percent (1.375%) per annum when the Facility Usage on such day is less than fifty percent (50%) of the Borrowing Base on such day,

(ii) one and five-eighths percent (1.625%) per annum when the Facility Usage on such day is greater than or equal to fifty percent (50%) of the Borrowing Base on such day, but less than seventy-five percent (75%) of the Borrowing Base on such day,

(iii) one and seven-eighths percent (1.875%) per annum when the Facility Usage on such day is greater than or equal to seventy-five percent (75%) of the Borrowing Base on such day, but less than ninety percent (90%) of the Borrowing Base on such day, and

(iv) two percent (2.000%) per annum when the Facility Usage on such day is greater than or equal to ninety percent (90%) of the Borrowing Base on such day.”

(iv) The definition of “Issuance Request” in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “Exhibit H” therein with a reference to “Exhibit G”.

(v) The definition of “Revolving Availability” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

(i) “Revolving Availability” means, at the time of determination, the lesser of (a) $500,000,000 (except that, after the Tranche B Repayment Date, the amount under clause (a) shall instead be the amount of the aggregate Revolving Loan Commitments then in effect (as adjusted pursuant to Section 2.14)) or (b) the difference between (i) the Borrowing Base then in effect and (ii) the sum of the aggregate principal amount of all outstanding Tranche A Term Loans and Tranche B Term Loans at the time of the determination or redetermination of such then effective Borrowing Base without giving effect to any prepayment or repayment of any Tranche A Term Loans or Tranche B Term Loans made after such determination or redetermination of such then effective Borrowing Base (except that after the Tranche B Repayment Date, the sum under clause (b)(ii) shall be zero).”

(vi) The definition of “Revolving Loan Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Revolving Loan Maturity Date” means July 23, 2012.”

(vii) A new definition “Tranche B Repayment Date” is hereby inserted into Section 1.1 of the Credit Agreement in the appropriate alphabetical location as follows:

“Tranche B Repayment Date” means the date when all principal and accrued interest on all Tranche B Term Loans and all fees and expenses outstanding as of such date that are payable to the Tranche B Term Loan Lenders in their capacities as such have been repaid in full in cash.

(b) Section 2.14. A new Section 2.14 is hereby added to the Credit Agreement as follows:

“Section 2.14 Increase in Revolving Loan Commitments.

(a) From and after the Tranche B Repayment Date, upon prior notice to, and the written consent (which consent shall not be unreasonably withheld or delayed) of, the Agent, the Borrower may from time to time in writing, (i) request the Revolving Loan Lenders to increase their Revolving Loan Commitments and/or (ii) invite additional lenders to become Revolving Loan Lenders party to this Agreement, so as to increase the aggregate Revolving Loan Commitments to an amount requested by the Borrower not exceeding $710,000,000. At the time of sending such written notice to the Revolving Loan Lenders or any invitee, the Borrower (in consultation with the Agent) shall specify the time period within which each Revolving Loan Lender or invitee, as applicable, is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Revolving Loan Lenders or invitees) to such request. To the extent that the Borrower has requested the Revolving Loan Lenders to increase their respective Revolving Loan Commitments hereunder, each Revolving Loan Lender shall notify the Agent within such time period whether or not it agrees to increase its respective Revolving Loan Commitment and, if so, by what amount. Any Revolving Loan Lender not responding within such time period shall be deemed to have declined to increase its respective Revolving Loan Commitment. Notwithstanding anything herein to the contrary, no Revolving Loan Lender shall have any obligation whatsoever to increase its respective Revolving Loan Commitment hereunder. The consent of the Agent shall be required (which consent shall not be unreasonably withheld or delayed) in order for a lender that is not an existing Lender to become a party to this Agreement pursuant to this Section 2.14, but the consent of the Lenders shall not be required in order for such lender to become a party to this Agreement pursuant to this Section 2.14.

(b) If the aggregate Revolving Loan Commitments are increased in accordance with this Section 2.14, the Agent and the Borrower shall determine the effective date of such increase (the “Increase Effective Date”). The Agent and the Borrower shall promptly notify the existing and additional Revolving Loan Lenders of the aggregate Revolving Loan Commitments, the final allocation of such aggregate Revolving Loan Commitments and the Increase Effective Date. Each existing Revolving Loan Lender that increases its Revolving Loan Commitment and each additional Revolving Loan Lender, if any, and the Borrower shall execute and deliver to the Agent (which the Agent shall also execute to acknowledge its acceptance thereof) a certificate substantially in the form of Exhibit H hereto (a “Revolving Loan Lender Certificate”). Upon receipt by the Agent of Revolving Loan Lender Certificates from existing Revolving Loan Lenders and additional Revolving Loan Lenders, if any, in an amount sufficient to effectuate an increase in the aggregate Revolving Loan Commitments: (i) the aggregate Revolving Loan Commitments shall be increased, (ii) the Agent shall amend and distribute to the Borrower (and post to Intralinks for the Lenders) a revised Part I of Schedule 3 of the Revolving Loan Commitment of each existing and additional Revolving Loan Lender and the revised Revolving Loan Percentage Shares of the Revolving Loan Lenders (which shall be deemed incorporated into this Agreement), (iii) each additional Revolving Loan Lender shall be deemed to be a party in all respects to this Agreement and the other Loan Documents to which the Revolving Loan Lenders are parties as of the Increase Effective Date and (iv) upon the Increase Effective Date, the Revolving Loan Lenders parties to such Revolving Loan Lender Certificates shall purchase from the (other) Revolving Loan Lender parties to this Agreement immediately prior to the Increase Effective Date the portion of the outstanding Revolving Loans (and participation interests in Letters of Credit) of each such (other) Revolving Loan Lender such that each Revolving Loan Lender (including any additional Revolving Loan Lender, if any) shall hold its respective revised Revolving Loan Percentage Share of the outstanding Revolving Loans (and participation interests in Letters of Credit) as reflected in the revised Part I of Schedule 3 required by this Section 2.14, provided that the Borrower shall pay any amounts due under Section 3.5 to the extent that any such purchase gives rise to the costs indemnified thereby.

(c) As a condition precedent to such increase, the Borrower shall deliver to the Agent a counterpart of the Revolving Loan Lender Certificates dated as of the Increase Effective Date (for posting on Intralinks) signed by an

Authorized Officer of the Borrower certifying that, before and after giving effect to such increase, the representations and warranties contained in Article V are true and correct on and as of the Increase Effective Date and no Default or Event of Default or Borrowing Base Deficiency exists. The Borrower shall execute and deliver replacement Revolving Loan Notes, as required, in accordance with Section 2.13 reflecting such Revolving Loan Lender’s Revolving Loan Commitment, which Revolving Loan Notes shall be dated as of the date of this Agreement and shall otherwise comply with the provisions of Section 2.14.

(d) This Section shall supersede any provision in Section 10.1 to the contrary.”

(c) Section 7.6(a). Clause (a) of Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) by Borrower to any of its shareholders on any date, provided that all Distributions made pursuant to this clause (a) in any Fiscal Year shall not exceed the Available Distribution Amount, or”

(d) Section 7.12. Section 7.12 of the Credit Agreement is hereby amended by replacing the phrase “greater than 2.0 to 1.0” with the phrase “greater than 2.5 to 1.0”.

(e) Section 7.13. Section 7.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 7.13 Reserved.”

(f) Section 7.14. Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 7.14 Minimum Asset Coverage Ratio. Borrower will not permit its Minimum Asset Coverage Ratio as of the last day of any Fiscal Quarter that occurs prior to the Tranche B Repayment Date to be less than 2.0 to 1.0; provided that the calculation of the Borrower’s Minimum Asset Coverage Ratio for purposes of this Section 7.14 shall exclude any non-cash assets or liabilities in respect of Hedging Contracts described in, and calculated pursuant to, Statement of Financial Accounting Standards 133 and 143, each as amended (provided that, for the avoidance of doubt, the calculation of Minimum Asset Coverage Ratio shall include any assets or liabilities in respect of the termination of any Hedging Contracts).”

(g) Schedule 3. Part I of Schedule 3 to the Credit Agreement is hereby replaced with Annex I attached hereto.

(h) Exhibit H. A new Exhibit H is hereby added to the Credit Agreement in the form of Annex II hereto.

2. Representations and Warranties. The Borrower and each Restricted Person hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and such Restricted Person contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and such Restricted Person of this Amendment are within their corporate or limited liability powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or such Restricted Person or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents;

(c) the execution, delivery and performance by the Borrower and such Restricted Person of this Amendment has been duly authorized by all necessary action required on their part and this Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms; and

(d) no Default or Event of Default has occurred and is continuing.

3. Effectiveness. This Amendment shall be deemed effective as of the Effective Date when:

(a) the Agent shall have received counterparts hereof duly executed by the Borrower, the Agent and the Required Lenders;

(b) as consideration for the extension of the Revolving Loan Maturity Date, the Borrower shall have paid to the Agent for the account and of the Agent and the Revolving Loan Lenders the fees set forth in the Fee Letter dated July 24, 2008; and

(c) to the extent requested by it, (i) each New Revolving Loan Lender (as defined in Section 8 below) shall have received a Revolving Loan Note and (ii) each existing Revolving Loan Lender shall have received its replacement Revolving Loan Note, in each case payable to it in the principal amount of its “Revolving Loan Commitment” as specified in Annex I attached hereto (or the Agent shall have received such note on its behalf );

provided that Section 1(b) shall not become effective until such time that (i) the Agent shall have received counterparts hereof duly executed by all Revolving Loan Lenders; and (ii) the Tranche B Repayment Date has occurred.

4. Ratification; Loan Document. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each other Restricted Person hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Amendment is a Loan Document.

5. Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse Agent for all reasonable costs and expenses incurred by or on behalf of Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Agent in connection with this Amendment.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

8. New Revolving Loan Lenders; Purchase and Sale of Revolving Loans, Etc.

(a) By its execution and delivery hereof, effective as of the Effective Date, (i) each of Bank of America, N.A., ING Capital LLC, Morgan Stanley Bank and The Bank of Nova Scotia (each, a “New Revolving Loan Lender”) shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations of a “Revolving Loan Lender” under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Revolving Loan Lenders are a party, in each case, as if each were an original signatory thereto; and (ii) Lehman Commercial Paper Inc. (the “Exiting Lender”), shall cease to be a Revolving Loan Lender, shall have no Revolving Loan Commitments under the Credit Agreement, and shall relinquish its rights (provided that it shall still be entitled to any rights of indemnification in respect of any circumstance or event or condition arising prior to the Effective Date) and be released from its obligations under the Credit Agreement and the other Loan Documents.

(b) Each New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, any Issuer or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Revolving Loan Lender.

(c) Each New Revolving Loan Lender hereby advises each other party hereto that its respective address for notices shall be as set forth below its name on Annex I hereto.

(d) Effective as of the Effective Date, each of the Exiting Lender and the Revolving Loan Lenders (other than the New Revolving Loan Lenders) hereby sells, assigns, transfers and conveys to the New Revolving Loan Lenders and other relevant Revolving Loan Lenders, and each of the New Revolving Loan Lenders and such other Revolving Loan Lenders hereby purchases and accepts, in each case so much of the aggregate Revolving Loan Commitments under, Revolving Loans outstanding under, and/or participations in Letters of Credit issued pursuant to, the Credit Agreement such that, after giving effect to this Amendment, the Revolving Loan Percentage Share of each Revolving Loan Lender, and the Revolving Loan Commitment of each Revolving Loan Lender, shall be as set forth on Annex I hereto. The foregoing sales, assignments, transfers and conveyances are without any warranties whatsoever by the Agent, any Issuer, the Exiting Lender or any Revolving Loan Lender making such sale, assignment, transfer and conveyance (each such Revolving Loan Lender, herein an “Assignor Revolving Loan Lender”) as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of the Exiting Lender and such Assignor Revolving Loan Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

(e) The Assignor Revolving Loan Lenders, on the one hand, and the New Revolving Loan Lenders and other relevant Revolving Loan Lenders purchasing and accepting such sales, assignments, transfers and conveyances under this Section 8 (each such New Revolving Loan Lender or such other relevant Revolving Loan Lender, herein the “Assignee Revolving Loan Lenders”), on the other hand, shall make all appropriate adjustments in payments under the Credit Agreement, the Revolving Loan Notes and the other Loan Documents so that the relevant Assignor Revolving Loan Lender or Assignee Revolving Loan Lender, as the case may be, will receive the appropriate portion of such payment in a manner consistent with the effectiveness (as of the Effective Date) of the sales, assignments, transfers and conveyances made pursuant to this Section 8. The Exiting Lender acknowledges and agrees that it is not entitled to any fee under Section 3(b) of this Amendment.

9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

10. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ John D. Gibbons
Name:	John D. Gibbons
Title:	Chief Financial Officer

TORONTO DOMINION (TEXAS) LLC, as Agent and Lender

By:	/s/ Ian Murray
Name:	Ian Murray
Title:	Authorized Signatory

THE TORONTO-DOMINION BANK, as Issuer

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Managing Director

FORTIS CAPITAL CORP. as Issuer and Lender

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

BMO CAPITAL MARKETS FINANCING, INC., as Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

BANK OF SCOTLAND PLC, as Lender

By:	/s/ Julia R Franklin
Name:	Julia R Franklin
Title:	Assistant Vice President

NATIXIS, as Lender

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Director

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

GE BUSINESS FINANCIAL SERVICES, INC. f/k/a MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as Lender

By:	/s/ Randall Hornick
Name:	Randall Hornick
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Senior Vice President

BNP PARIBAS, as Lender

By:	/s/ Douglas R. Liftman
Name:	Douglas R. Liftman
Title:	Managing Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Director

GUARANTY BANK, FSB, as Lender

By:	/s/ Christopher S. Parada
Name:	Christopher S. Parada
Title:	Senior Vice President

SUNTRUST BANK, as Lender

By:	/s/ David Simpson
Name:	David Simpson
Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

ING CAPITAL LLC, as Lender

By:	/s/ Charles E. Hall
Name:	Charles E. Hall
Title:	Managing Director

MORGAN STANLEY BANK, as Lender

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ David Mills
Name:	David Mills
Title:	Director

Solely for purposes of Sections 8(a)(ii), 8(d) and 8(e):

LEHMAN COMMERCIAL PAPER INC., as Exiting Lender

By:	/s/ Authorized Signatory
Name:	Authorized Signatory
Title:

ACKNOWLEDGED AND AGREED: OFFSHORE ENERGY I LLC

By:	/s/ Thomas F. Getten
Name:	Thomas F. Getten
Title:	Authorized Representative

OFFSHORE ENERGY II LLC

By:	/s/ Thomas F. Getten
Name:	Thomas F. Getten
Title:	Authorized Representative

OFFSHORE ENERGY III LLC

By:	/s/ Thomas F. Getten
Name:	Thomas F. Getten
Title:	Authorized Representative

GULF OF MEXICO OIL AND GAS PROPERTIES LLC

By:	/s/ Thomas F. Getten
Name:	Thomas F. Getten
Title:	Authorized Representative

OFFSHORE SHELF LLC

By:	/s/ Thomas F. Getten
Name:	Thomas F. Getten
Title:	Authorized Representative

ANNEX I

I.	REVOLVING LOAN LENDERS

		Revolving Loan Percentage Share	Revolving Loan Commitment
Lending Office for ABR Loans:

Toronto Dominion (Texas) LLC		10.00000000%	$50,000,000
31 West 52nd Street, 20th Floor
New York, New York 10019
Tel:	(212) 827-7600
Fax:	(212) 827-7227
Attn:	Rose Warren
(with a copy to:
909 Fannin, Suite 1700
Houston, Texas 77010
Tel:	(713) 653-8211
Fax:	(713) 652-2647
Attn:	Martin Snyder)

BMO Capital Markets Financing, Inc.		9.00000000%	$45,000,000
f/k/a Harris Nesbitt Financing, Inc.
115 S. LaSalle
Chicago, IL 60603
Tel:	(713) 223-4400
Fax:	(713) 223-4007
Attn:	Jim Ducote

Fortis Capital Corp.		9.00000000%	$45,000,000
15455 North Dallas Parkway, Suite 1400
Addison, Texas 75001
Tel:	(214) 953-9311
Fax:	(214) 754-5982
Attn:	David Montgomery

Natixis		9.00000000%	$45,000,000
333 Clay Street, Suite 4340
Houston, Texas 77002
Tel:	(713) 759-9401
Fax:	(713) 571-6167
Attn:	Tanya McAllister

BNP Paribas		7.10000000%	$35,500,000
1200 Smith Street, Suite 3100
Houston, Texas 77002
Tel:	(713) 982-1172
Fax:	(713) 659-5915
Attn:	Russell Otts

Annex I - 1

		Revolving Loan Percentage Share	Revolving Loan Commitment
GE Business Financial Services, Inc.		7.00000000%	$35,000,000
f/k/a Merrill Lynch Business Financial Services, Inc.
General Electric Capital Corporation
Corporate Financial Services
201 Merritt 7, P.O. Box 5201
Norwalk, Connecticut 06856-5201
Tel:	(203) 229-5770
Fax:	(203) 2295788
Attn:	Jackie Moales

Royal Bank of Canada		7.00000000%	$35,000,000
One Liberty Plaza, 3rd Floor
New York, New York 10006
Tel:	(212) 428-6332
Fax:	(212) 428-2372
Attn:	Compton Singh
(with a copy to:
5700 Williams Tower
2800 Post Oak Boulevard
Houston, Texas 77056
Tel:	(713) 403-5662
Fax:	(713) 403-5624
Attn:	Lorne Gartner)

Guaranty Bank, FSB		6.40000000%	$32,000,000
8333 Douglas Avenue
Dallas, Texas 75225
Tel:	(214) 360-3414
Fax:	(214) 360-3460
Attn:	Chris Parada

ING Capital LLC		5.00000000%	$25,000,000
1325 Avenue of Americas
New York, New York 10019
Tel:	(646) 424-8238
Fax:	(646) 424-8256
Attn:	Sue Mack

Annex I - 2

		Revolving Loan Percentage Share	Revolving Loan Commitment
Amegy Bank National Association		4.50000000%	$22,500,000
4400 Post Oak Parkway #404
Houston, Texas 77027
Tel:	(713) 232-2026
Fax:	(713) 561-0345
Attn:	Bryan Chapman

Bank of Scotland		4.50000000%	$22,500,000
565 Fifth Avenue
New York, New York 10017
Tel:	(212) 450-0877
Fax:	(212) 479-2806
Attn:	Karen Weich

SunTrust Bank		4.50000000%	$22,500,000
303 Peachtree Street
Atlanta, Georgia 30308
Tel:	(404) 588-8660
Fax:	(404) 827-6270
Attn:	Jim Warren

Bank of America, N.A.		4.50000000%	$22,500,000
901 Main Street
Dallas, Texas 75202
Tel:	(415) 436-4777 ext. 8543
Fax:	(972) 728-9178
Attn:	Suman Bhatti

Morgan Stanley Bank		4.50000000%	$22,500,000
One Pierrepont Plaza, 7th Floor
300 Cadman Plaza West
Brooklyn, New York 11201
Tel:	(718) 754-7285
Fax:	(718) 754-7250
Attn:	Edward Henley
(for purposes of loan administration, send notices
to:
Fax:	(718) 233-2140
Attn:	MSLOANSERVICING)

The Bank of Nova Scotia		4.00000000%	$20,000,000
720 King Street W, 2nd Floor
Toronto, ON M5V 2T3
Tel:	(212) 225-5705
Fax:	(212) 225-5709
Attn:	Ivica Anastasov

Annex I - 3

		Revolving Loan Percentage Share	Revolving Loan Commitment
Société Générale		4.00000000%	$20,000,000
1221 Avenue of the Americas
New York, New York 10020
Tel:	(212) 278-6164
Fax:	(212) 278-7343
Attn:	Tina Chen
(for credit purposes only, notice address is:
1111 Bagby, Suite 2020
Houston, Texas 77002
Tel:	(713) 759-6312
Fax:	(713) 650-0824
Attn:	Stephen Warfel)

TOTAL		100%	$500,000,000

Lending Office for Eurodollar Loans:
Same.

Annex I - 4

ANNEX II

EXHIBIT H

FORM OF

REVOLVING LOAN LENDER CERTIFICATE

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of May 26, 2006, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 9, 2006, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 27, 2006, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 7, 2007, as further amended by that certain Waiver and Fourth Amendment to Third Amended and Restated Credit Agreement dated as of November 6, 2007, and as further amended by that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of July 24, 2008 (as so amended, and as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the “Credit Agreement”). Terms used, but not otherwise defined herein, shall have the same meanings herein as in the Credit Agreement.

This Revolving Loan Lender Certificate is being delivered pursuant to Section 2.14(b) of the Credit Agreement.

[Language for existing Revolving Loan Lender]

[Please be advised that the undersigned has agreed (a) to increase its Revolving Loan Commitment under the Credit Agreement effective as of                      from $                     to $                     and (b) that it shall continue to be a Revolving Loan Lender party in all respects to the Credit Agreement and the other Loan Documents to which the Revolving Loan Lenders are party.]

[Language for additional Revolving Loan Lender]

[Please be advised that the undersigned has agreed (a) to become a Revolving Loan Lender under the Credit Agreement effective as of                      with a Revolving Loan Commitment of $                     and (b) that it shall be deemed to be a Revolving Loan Lender party in all respects to the Credit Agreement and the other Loan Documents to which the Revolving Loan Lenders are party.

The undersigned hereby (i) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, any Issuer or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and

Annex II - 1

authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Revolving Loan Lender.

The undersigned hereby advises each of the Lender Parties that its address for notices shall be as set forth below its name on Annex I hereto. [attach Annex I]]

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Very truly yours,

[REVOLVING LOAN LENDER]

By:
Name:
Title:

[Language for Borrower]

[The undersigned,                    , does hereby certify that he is the duly elected, qualified, and acting                      of the Borrower, and that before and after giving effect to such increase of the Revolving Loan Commitments, (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof, (ii) no Default or Event of Default exists, and (iii) no Borrowing Base Deficiency exists.]

W&T OFFSHORE, INC.

By:
Name:
Title:

Annex II - 3